UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 20, 2012 (August 17, 2012)

Commission file number 000-04689

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On August 17, 2012, Tyco Flow Control International Ltd. (“Tyco Flow Control”) filed an amendment to its Registration Statement on Form S-1 (Registration No. 333-181253) that Tyco Flow Control originally filed with the Securities and Exchange Commission on May 8, 2012 to include Tyco Flow Control financial information for the quarter ended June 29, 2012 (the “Amendment”). Pentair, Inc. (“Pentair”) is filing certain excerpts from the Amendment as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, for the purpose of making such excerpts available to Pentair’s shareholders. See “Item 9.01 Financial Statements and Exhibits.”

Exhibit 99.1 contains certain “forward-looking statements” regarding business strategies, market potential, future financial performance and other matters with respect to both Tyco Flow Control and Pentair. Without limitation, words such as “targets”, “plans”, “believes”, “expects”, “intends”, “will”, “likely”, “may”, “anticipates”, “estimates”, “projects”, “should”, “would”, “expect”, “positioned”, “strategy”, “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. The forward looking statements included in Exhibit 99.1 are made only as of the date hereof. These forward looking statements are based on Tyco Flow Control’s and Pentair’s management’s current expectations and beliefs about future events. As with any projection or forecast, they are inherently susceptible to uncertainty and changes in circumstances. Except for the ongoing obligations to disclose material information under the U.S. federal securities laws, neither Tyco Flow Control, Pentair nor Tyco International Ltd. (“Tyco”) are under any obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Various factors could adversely affect Tyco Flow Control’s and Pentair’s operations, business or financial results in the future and cause Tyco Flow Control’s and Pentair’s actual results to differ materially from those contained in the forward-looking statements, including those factors discussed in detail in “Risk Factors” beginning on page 25 of the Amendment. Tyco Flow Control’s and Pentair’s actual results could differ materially from management’s expectations because of these factors, including:

•	overall economic and business conditions;

•	competition in the markets Tyco Flow Control and Pentair serve;

•	conditions in the North American housing market;

•	increase in product liability and warranty claims;

•	failure to maintain required certifications;

•	delay in, or inability to, deliver backlog;

•	failure to win future project work;

•	economic and political conditions in international markets, including governmental changes and restrictions on the ability to transfer capital across borders;

•	volatility in currency exchange rates, commodity prices and interest rates;

•	inability to maintain, upgrade and protect information and technology networks;

•	failure to adapt products, services and organization to meet the demands of local markets in both developed and emerging economies;

•	failure of market to accept new product introductions and enhancements;

•	inability to protect intellectual property;

•	inability to attract and retain qualified personnel;

•	potential impairment of goodwill, intangibles and/or long-lived assets;

•	failure to realize expected benefits from divestitures and acquisitions;

•	disruptions at manufacturing facilities, including work stoppages, union negotiations and labor disputes;

•	inability to source raw material commodities and components from third parties without interruption and at reasonable prices;

•	the outcome of litigation, arbitrations and governmental proceedings, including any asbestos-related and environmental liability litigation;

•	changes in U.S. and non-U.S. government laws and regulations;

•	risks associated with adherence to international trade compliance regulations;

•

results and consequences of internal investigations and governmental investigations concerning Tyco’s, Tyco Flow Control’s or Pentair’s governance, management, internal controls and operations including Tyco’s, and Pentair’s business operations outside the United States;

•	other capital market conditions, including availability of funding sources;

•	failure to fully realize expected benefits from the spin-off or the merger;

•	inability to generate savings from excellence in operations initiatives consisting of lean enterprise, supply management and cash flow practices;

•	difficulty in operating as an independent public company separate from Tyco;

•	the possible effects on Tyco Flow Control of future legislation in the United States that may limit or eliminate potential U.S. tax benefits resulting from Tyco Flow Control’s Swiss incorporation; and

•	risks associated with Tyco Flow Control’s Swiss incorporation, including increased or different regulatory burdens, and the possibility that Tyco Flow Control may not realize anticipated tax benefits.

These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Amendment. If one or more of these or other risks or uncertainties materialize, or if Tyco Flow Control’s or Pentair’s underlying assumptions prove to be incorrect, actual results may vary materially from what Tyco Flow Control or Pentair projected. Consequently, actual events and results may vary significantly from those included in or contemplated or implied by Tyco Flow Control’s or Pentair’s forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

99.1	Summary Historical Combined Financial Data of Tyco Flow Control, Summary Unaudited Pro Forma Combined Financial Data, Selected Historical Combined Financial Data for Tyco Flow Control, Unaudited Pro Forma Condensed Combined Financial Information, Comparative Historical and Pro Forma Per Share Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tyco Flow Control and Unaudited Combined Financial Statements of Tyco Flow Control

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on August 20, 2012.

PENTAIR, INC. Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson Senior Vice President, General Counsel and Secretary

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated August 20, 2012

Exhibit Number	Description

99.1	Summary Historical Combined Financial Data of Tyco Flow Control, Summary Unaudited Pro Forma Combined Financial Data, Selected Historical Combined Financial Data for Tyco Flow Control, Unaudited Pro Forma Condensed Combined Financial Information, Comparative Historical and Pro Forma Per Share Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tyco Flow Control and Unaudited Combined Financial Statements of Tyco Flow Control